UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2019

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 16, 2019, the 2019 Annual Meeting of Shareholders of Berkshire Hills Bancorp, Inc. (the “Company”) was duly held at the Museum of African American History, 46 Joy Street, Boston, Massachusetts 02114 at 10:00 a.m., local time (the “2019 Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 5, 2019.

At the Annual Meeting, 42,544,512 shares of the Company’s common stock were present or represented by proxy, constituting a quorum for the transaction of business. All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the Annual Meeting.

Proposal 1 – Election of Directors

The shareholders elected each nominee to serve as a director for a term of one year.

	For	Withheld	Broker-Non Votes
David M. Brunelle	38,150,109	577,400	3,817,003
Robert M. Curley	37,881,303	846,206	3,817,003
John B. Davies	37,216,396	1,511,113	3,817,003
J. Williar Dunlaevy	37,649,703	1,077,806	3,817,003
Cornelius D. Mahoney	37,370,333	1,357,176	3,817,003
Richard M. Marotta	38,122,720	604,789	3,817,003
Pamela A. Massad	38,150,556	576,953	3,817,003
Laurie Norton Moffatt	38,033,317	694,192	3,817,003
Richard J. Murphy	38,037,471	690,038	3,817,003
William J. Ryan	37,619,754	1,107,755	3,817,003
D. Jeffrey Templeton	37,236,849	1,490,660	3,817,003

Proposal 2 – A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders gave advisory approval of the compensation of the named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker-Non Votes
37,300,986	841,343	585,180	3,817,003

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

For	Against	Abstain
42,224,360	199,480	120,672

Item 8.01	Other Events

On May 15, 2019, the Company announced that all regulatory approvals relating to the merger of SI Financial Group, Inc. with and into the Company have been received. SI Financial Group, Inc. shareholders previously approved the merger at a special meeting of shareholders on April 2, 2019. The news release indicates that the merger is anticipated to close as of the close of business on May 17, 2019.

A copy of the news release announcing the receipt of regulatory approvals to acquire SI Financial Group, Inc. and the targeted closing date of the pending merger is being filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint News Release dated May 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

Date: May 17, 2019	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott
Senior Executive Vice President and General Counsel